THE

SELECTED FUNDS

PROSPECTUS


MAY 1, 1997
AS REVISED OCTOBER 17, 1997


[LOGO]





               SELECTED
                  FUNDS
DAVIS DISTRIBUTORS, LLC

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                               TABLE OF CONTENTS

                                                                                        PAGE

Summary.............................................................................          2
Fund Expenses.......................................................................          3
Financial Highlights................................................................          4
Investment Objectives...............................................................          8
Manager, Sub-Advisers and Distributor...............................................         15
Portfolio Managers..................................................................         17
Buying Shares.......................................................................         17
Selling Shares......................................................................         20
Exchanging Shares...................................................................         23
Fund Performance....................................................................         24
Determining the Price of Shares--Net Asset Value....................................         25
Dividends...........................................................................         26
Taxes...............................................................................         27
Retirement Plans....................................................................         27
Organization of the Funds...........................................................         28
Directors and Trustees..............................................................         28
How to Reach Us.....................................................................         29
Quality Ratings of Bonds............................................................         29
High Yield, High Risk Debt Securities...............................................         32

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
PROSPECTUS                                                           MAY 1, 1997

                                                     AS REVISED OCTOBER 17, 1997

                               THE SELECTED FUNDS
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-243-1575

    Welcome to the Selected Funds, a family of diversified no-load mutual funds offering a variety of investment opportunities. The Funds pay distribution fees pursuant to distribution plans adopted in accordance with Rule 12b-1.

STOCK-ORIENTED FUNDS

Selected American Shares, Inc.--a Growth and Income Fund.

Selected Special Shares, Inc.--a Growth Fund.

BOND-ORIENTED FUND

Selected U.S. Government Income Fund--an Income Fund.

MONEY MARKET FUND

Selected Daily Government Fund--a U.S. Government Money Market Fund.

    Selected Daily Government Fund and Selected U.S. Government Income Fund are part of Selected Capital Preservation Trust.

    This Prospectus concisely sets forth information about the Selected Funds that you should know before investing. Please keep it handy for future reference. Additional information is included in the Statements of Additional Information of the Selected Funds dated May 1, 1997 as revised October 17, 1997, and filed with the Securities and Exchange Commission. The Statements of Additional Information are incorporated herein by reference. You may obtain copies of the Statements of Additional Information without charge by writing or calling us at the above address or phone number.

    AN INVESTMENT IN THE SELECTED U.S. GOVERNMENT INCOME FUND OR SELECTED DAILY GOVERNMENT FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT SELECTED DAILY GOVERNMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

STOCK-ORIENTED FUNDS

    Selected American Shares, Inc. ("Selected American") and Selected Special Shares, Inc. ("Selected Special") are diversified, professionally managed stock-oriented funds. Selected American seeks a combination of capital growth and income and invests primarily in common stocks and other equity securities. Selected Special seeks capital growth and invests primarily in common stocks and securities convertible into common stocks. See "Investment Objectives."

BOND-ORIENTED FUND

    Selected U.S. Government Income Fund ("Selected Government Income") seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities").

MONEY MARKET FUND

    Selected Daily Government Fund ("Selected Daily Government") seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

MANAGER, SUB-ADVISERS AND DISTRIBUTOR

    Davis Selected Advisers, L.P. (the "Manager") serves as the investment manager for Selected American, Selected Special, Selected Government Income and Selected Daily Government (individually a "Fund" or together the "Funds" or the "Selected Funds"). Davis Distributor, LLC (the "Distributor") serves as the principal underwriter for the Fund. The Manager has hired Bramwell Capital Management, Inc. (the "Sub-Advisor") to provide day to day management of the portfolio of Selected Special. The Manager has entered into a Sub-Advisory Agreement with its wholly-owned subsidiary, Davis Selected Advisers-NY, Inc. ("DSA-NY"). DSA-NY performs research and other services for the Funds on behalf of the Manager. There are management and Rule 12b-1 distribution fees payable by each Fund. For more information see "Fund Expenses" and "Manager, Sub-Advisers and Distributor."

PURCHASES AND REDEMPTIONS

    Shares of the Funds are sold and redeemed at net asset value without any sales or redemption charge. The minimum initial investment in any of the Selected Funds is $1,000 and subsequent investments are $25 or more. Please see "Buying Shares" for more information on how easy it is to invest. Please see "Selling Shares" for details on how to redeem shares.

FACTORS TO CONSIDER

    An investment in any of our Funds, as with any mutual fund, includes risks that vary depending upon the Fund's investment objectives and policies. There is no assurance that the investment objective of any Fund will be achieved. A Fund's return and net asset value will fluctuate, although Selected Daily Government seeks to maintain a net asset value of $1.00 per share.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
--------------------------------------------------------------------------------------------------------
Sales Load on Purchases.................................................................................       None
Redemption Fee..........................................................................................       None*
Sales Load on Reinvested Dividends......................................................................       None
Exchange Fee............................................................................................       None
Deferred Sales Load.....................................................................................       None

------------------------

*   A service fee of $5 is charged for each wire redemption.

    Annual fund operating expenses after any expense reimbursements, as a percentage of average net assets:

                                                                                                 SELECTED    SELECTED
                                                                         SELECTED    SELECTED      GOV'T       DAILY
                                                                         AMERICAN     SPECIAL    INCOME***     GOV'T
                                                                        -----------  ---------  -----------  ---------
Management Fees.......................................................       0.60%       0.70%       0.50%       0.30%
12b-1 Fees**..........................................................       0.25%       0.25%       0.25%       0.25%
Other Expenses........................................................       0.15%       0.37%       0.72%       0.20%
                                                                        -----------  ---------  -----------  ---------
Total Operating Expenses..............................................       1.00%       1.32%       1.47%       0.75%

------------------------

** The effect of a 12b-1 plan is that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under applicable rules of the National Association of Securities Dealers, Inc.

*** After contractual expense reimbursements.

    The Manager agreed to absorb certain expenses for Selected Government Income as reflected above. If the Manager had not done so, "Other Expenses" for Selected Government Income in the table above would be 0.92%, and "Total Operating Expenses" would be 1.67%. Please see "Manager, Sub-Advisers and Distributor" and the Statements of Additional Information for more information on fees.

    We can illustrate these expenses with the examples below. You would pay the following expenses on a $1,000 investment (assuming a 5% annual return and redemption at the end of each period):

                                                                                                     SELECTED
                                                                          SELECTED     SELECTED        GOV'T       SELECTED
                                                                          AMERICAN      SPECIAL      INCOME***    DAILY GOV'T
                                                                         -----------  -----------  -------------  -----------
One Year...............................................................   $      10    $      13     $      15     $       8
Three Years............................................................   $      32    $      42     $      46     $      24
Five Years.............................................................   $      55    $      72     $      80     $      42
Ten Years..............................................................   $     122    $     159     $     176     $      93

    The tables are here to help you understand the various expenses that you as an investor in a Fund will bear and are based on the Funds' expenses for the period ended June 30, 1997, which reflect expense reimbursements in respect to Selected Government Income as described above. The 5% rate used in the example is only for illustration and is not intended to be indicative of the future performance of the Funds, which may be more or less than the assumed rate. Actual expenses may be greater or lesser than those shown.

                              FINANCIAL HIGHLIGHTS

    The following tables provide you with information about the history of the Funds' shares, including periods prior to May 1, 1993 when Davis Selected Advisers, L.P. became the Funds' Manager. The tables present the financial highlights for a share outstanding throughout each respective period. Such tables are included as supplementary information to the Funds' financial statements which are included in the December 31, 1996 Annual Report to Shareholders which may be obtained by writing or calling the Fund. The Funds' 1996 financial statements including the financial highlights for each of the five years in the period ended December 31, 1996, have been audited by the Funds' independent certified public accountants, whose unqualified opinion thereon is contained in the Annual Report.

                               SELECTED AMERICAN

                                  SIX MONTHS
                                     ENDED                                YEAR ENDED DECEMBER 31,
                                 JUNE 30, 1997  ----------------------------------------------------------------------------
                                  (UNAUDITED)      1996       1995       1994      1993(2)     1992       1991       1990
                                 -------------  ----------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
  Beginning of Period..........   $     21.53   $    17.68  $   13.09  $   14.59  $   17.13  $   18.43  $   12.79  $   13.81
                                 -------------  ----------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income........           .08          .18        .22        .20        .24        .19        .23        .26
  Net Gains or Losses on
    Securities (both realized
    and unrealized)............          4.23         5.15       4.74       (.66)       .70        .89       5.65       (.81)
                                 -------------  ----------  ---------  ---------  ---------  ---------  ---------  ---------
    Total From Investment
      Operations...............          4.31         5.33       4.96       (.46)       .94       1.08       5.88       (.55)
                                 -------------  ----------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends (from net
    investment income).........          (.12)        (.17)      (.22)      (.20)      (.24)      (.19)      (.23)      (.35)
  Distributions (from capital
    gains).....................          (.34)       (1.31)      (.15)      (.83)     (3.24)     (2.19)     -           (.04)
  Distributions in Excess of
    Net Investment Income......        -            -           -           (.01)     -          -           (.01)      (.08)
                                 -------------  ----------  ---------  ---------  ---------  ---------  ---------  ---------
    Total Distributions........          (.46)       (1.48)      (.37)     (1.04)     (3.48)     (2.38)      (.24)      (.47)
                                 -------------  ----------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of
 Period........................   $     25.38   $    21.53  $   17.68  $   13.09  $   14.59  $   17.13  $   18.43  $   12.79
                                 -------------  ----------  ---------  ---------  ---------  ---------  ---------  ---------
                                 -------------  ----------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN...................        20.28%       30.74%     38.09%    (3.20)%      5.42%      5.78%     46.37%    (3.90)%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (000 omitted)..............  $  1,820,404   $1,376,466  $ 925,512  $ 529,404  $ 451,392  $ 580,889  $ 711,905  $ 400,597
  Ratio of Expenses to Average
    Net Assets.................         1.00% *      1.03%      1.09%      1.26%      1.01%(1)     1.17%     1.19%     1.35%
  Ratio of Net Income to
    Average Net Assets.........          .71% *       .87%      1.42%      1.42%      1.37%       .95%      1.41%      2.04%
  Portfolio Turnover Rate......           16%          29%        27%        23%        79%        50%        21%        48%
  Average Commission Rate Per
    Share......................  $       .050   $     .058  $   -      $   -      $   -      $   -      $   -      $   -


                                     YEAR ENDED DECEMBER 31,
                                 -------------------------------
                                   1989       1988       1987
                                 ---------  ---------  ---------
Net Asset Value,
  Beginning of Period..........  $   13.67  $   11.43  $   12.65
                                 ---------  ---------  ---------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income........        .48        .26        .34
  Net Gains or Losses on
    Securities (both realized
    and unrealized)............       2.21       2.24       (.22)
                                 ---------  ---------  ---------
    Total From Investment
      Operations...............       2.69       2.50        .12
                                 ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends (from net
    investment income).........       (.45)      (.26)      (.42)
  Distributions (from capital
    gains).....................      (2.10)     -           (.92)
  Distributions in Excess of
    Net Investment Income......      -          -          -
                                 ---------  ---------  ---------
    Total Distributions........      (2.55)      (.26)     (1.34)
                                 ---------  ---------  ---------
Net Asset Value, End of
 Period........................  $   13.81  $   13.67  $   11.43
                                 ---------  ---------  ---------
                                 ---------  ---------  ---------
TOTAL RETURN...................     20.08%     21.95%       .23%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (000 omitted)..............  $ 360,366  $ 284,719  $ 263,141
  Ratio of Expenses to Average
    Net Assets.................      1.08%      1.11%      1.11%
  Ratio of Net Income to
    Average Net Assets.........      3.06%      2.07%      2.38%
  Portfolio Turnover Rate......        46%        35%        45%
  Average Commission Rate Per
    Share......................  $   -      $   -      $   -

----------------------------------

1 Had the former manager not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1993 would have been 1.22%.

2 Effective May 1, 1993, Davis Selected Advisers, L.P. became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

*   Annualized

                                SELECTED SPECIAL

                                                          SIX MONTHS
                                                             ENDED                     YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 1997  -----------------------------------------------------
                                                          (UNAUDITED)     1996       1995       1994     1993(2,3)   1992(3)
                                                         -------------  ---------  ---------  ---------  ---------  ---------

Net Asset Value,
  Beginning of Period..................................    $   10.89    $   10.80  $    9.02  $   10.20  $   10.40  $   10.16
                                                         -------------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income................................         (.03)       -          -           (.03)     -            .07
  Net Gains or Losses on Securities (both realized and
    unrealized)........................................         1.11         1.27       3.04       (.22)      1.10        .78
                                                         -------------  ---------  ---------  ---------  ---------  ---------
    Total From Investment Operations...................         1.08         1.27       3.04       (.25)      1.10        .85
                                                         -------------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends (from net investment income)...............        -            -          -          -          -           (.07)
  Distributions (from capital gains)...................         (.55)       (1.18)     (1.26)      (.93)     (1.30)      (.54)
                                                         -------------  ---------  ---------  ---------  ---------  ---------
    Total Distributions................................         (.55)       (1.18)     (1.26)      (.93)     (1.30)      (.61)
                                                         -------------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period.........................    $   11.42    $   10.89  $   10.80  $    9.02  $   10.20  $   10.40
                                                         -------------  ---------  ---------  ---------  ---------  ---------
                                                         -------------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN...........................................       10.63%       11.86%     34.24%    (2.56%)     10.81%      8.43%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000 omitted)..............  $    65,965    $  62,435  $  58,975  $  47,275  $  53,257  $  57,605
  Ratio of Expenses to Average Net Assets..............        1.32%  *     1.33%      1.48%      1.41%(1)     1.24%(1)     1.41%(1)
  Ratio of Net Income to Average Net Assets............       (.58)%  *    (.66)%     (.58)%     (.27)%     (.07)%       .56%
  Portfolio Turnover Rate..............................          34%          98%       127%        99%       100%        41%
  Average Commission Rate per share....................  $      .060    $    .060  $   -      $   -      $   -      $   -


                                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------

                                                          1991(3)    1990(3)    1989(3)    1988(3)    1987(3)
                                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value,
  Beginning of Period..................................  $    9.04  $    9.95  $    8.52  $    7.96  $    8.92
                                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income................................        .12        .17        .21        .10        .09
  Net Gains or Losses on Securities (both realized and
    unrealized)........................................       2.11       (.85)      2.23       1.44       (.03)
                                                         ---------  ---------  ---------  ---------  ---------
    Total From Investment Operations...................       2.23       (.68)      2.44       1.54        .06
                                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends (from net investment income)...............       (.13)      (.20)      (.18)      (.10)      (.32)
  Distributions (from capital gains)...................       (.98)      (.03)      (.83)      (.88)      (.70)
                                                         ---------  ---------  ---------  ---------  ---------
    Total Distributions................................      (1.11)      (.23)     (1.01)      (.98)     (1.02)
                                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period.........................  $   10.16  $    9.04  $    9.95  $    8.52  $    7.96
                                                         ---------  ---------  ---------  ---------  ---------
                                                         ---------  ---------  ---------  ---------  ---------
TOTAL RETURN...........................................     25.53%    (6.87%)     28.91%     19.51%       .50%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000 omitted)..............  $  60,216  $  50,474  $  49,887  $  34,903  $  36,073
  Ratio of Expenses to Average Net Assets..............      1.39%      1.41%      1.22%      1.24%      1.10%
  Ratio of Net Income to Average Net Assets............      1.11%      1.81%      2.11%      1.09%       .85%
  Portfolio Turnover Rate..............................        74%        87%        45%        71%        89%
  Average Commission Rate per share....................  $   -      $   -      $   -      $   -      $   -

----------------------------------

1 Had the Manager not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1994 and 1993 would have been 1.62% and 1.51%, respectively. Had the former manager not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1992 would have been 1.47%.

2 Effective May 1, 1993, Davis Selected Advisers, L.P. became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

3 Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 4, 1994.

*   Annualized

                           SELECTED GOVERNMENT INCOME

                           SIX MONTHS
                              ENDED
                            JUNE 30,                 YEAR ENDED DECEMBER 31,
                              1997          -----------------------------------------
                           (UNAUDITED)        1996       1995       1994     1993(2)
                           -----------      --------   --------   --------   --------

Net Asset Value,
  Beginning of Period....  $  8.90          $   9.20   $   8.45   $   9.20   $   9.31
                           -----------      --------   --------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment
    Income...............      .26               .53        .54        .50        .56
  Net Gains or Losses on
    Securities (both
    realized and
    unrealized)..........     (.06)             (.28)       .78       (.75)       .21
                           -----------      --------   --------   --------   --------
    Total From Investment
      Operations.........      .20               .25       1.32       (.25)       .77
                           -----------      --------   --------   --------   --------
LESS DISTRIBUTIONS
  Dividends (from net
    investment income)...     (.26)             (.53)      (.54)      (.50)      (.56)
  Distributions (from
    capital gains).......     -                 (.02)      (.03)     -           (.32)
  Distributions in Excess
    of Net Investment
    Income...............     -                -          -          -          -
                           -----------      --------   --------   --------   --------
    Total
      Distributions......     (.26)             (.55)      (.57)      (.50)      (.88)
                           -----------      --------   --------   --------   --------
Net Asset Value, End of
 Period..................  $  8.84          $   8.90   $   9.20   $   8.45   $   9.20
                           -----------      --------   --------   --------   --------
                           -----------      --------   --------   --------   --------

TOTAL RETURN.............    2.27%             2.85%     15.97%    (2.71)%      7.99%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (000
    omitted).............  $ 5,926          $  6,934   $  7,811   $ 10,263   $ 10,336
  Ratio of Expenses to
    Average Net Assets...    1.47%(1)*         1.44%(1)    1.44%(1)    1.42%(1)    1.34%(1)
  Ratio of Net Income to
    Average Net Assets...    5.98%*            5.96%      6.09%      5.70%      5.85%
  Portfolio Turnover
    Rate.................       7%               26%        76%        65%        29%

                                                                                         NOVEMBER
                                                                                         24, 1987
                                                                                        (COMMENCEMENT
                                                                                            OF
                                                                                        OPERATIONS)
                                              YEAR ENDED DECEMBER 31,                    THROUGH
                           ----------------------------------------------------------    DECEMBER
                             1992       1991         1990         1989        1988       31, 1987
                           --------   ---------    ---------    --------   ----------   ----------
Net Asset Value,
  Beginning of Period....  $   9.70   $    9.22    $    9.20    $   9.34   $    10.01   $ 10.00
                           --------   ---------    ---------    --------   ----------   ----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment
    Income...............       .61         .60          .63         .64          .63       .06
  Net Gains or Losses on
    Securities (both
    realized and
    unrealized)..........      (.13)        .58          .11         .21         (.32)      .02
                           --------   ---------    ---------    --------   ----------   ----------
    Total From Investment
      Operations.........       .48        1.18          .74         .85          .31       .08
                           --------   ---------    ---------    --------   ----------   ----------
LESS DISTRIBUTIONS
  Dividends (from net
    investment income)...      (.61)       (.60)        (.63)       (.64)        (.63)     (.06)
  Distributions (from
    capital gains).......      (.26)      -            -           -           -           (.01)
  Distributions in Excess
    of Net Investment
    Income...............     -            (.10)        (.09)       (.35)        (.35)     -
                           --------   ---------    ---------    --------   ----------   ----------
    Total
      Distributions......      (.87)       (.70)        (.72)       (.99)        (.98)     (.07)
                           --------   ---------    ---------    --------   ----------   ----------
Net Asset Value, End of
 Period..................  $   9.31   $    9.70    $    9.22    $   9.20   $     9.34   $ 10.01
                           --------   ---------    ---------    --------   ----------   ----------
                           --------   ---------    ---------    --------   ----------   ----------
TOTAL RETURN.............     5.11%      13.46%        8.53%       8.47%        2.94%     6.57%*
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (000
    omitted).............  $ 13,945   $  22,019    $  21,153    $ 27,594   $   14,611   $ 8,737
  Ratio of Expenses to
    Average Net Assets...     1.44%(1)     1.41%       1.44%       1.50%(1)      1.50%(1)   1.26%*
  Ratio of Net Income to
    Average Net Assets...     6.26%       6.51%        6.95%       6.70%        6.30%     4.42%*
  Portfolio Turnover
    Rate.................       53%         36%          29%         75%          76%      -

----------------------------------

1 Had the Manager not absorbed certain expenses, the ratio of expenses for the six months ended June 30, 1997 and for the years ended December 31, 1996, 1995, 1994 and 1993 would have been 1.87%, 1.67%, 1.58%, 1.69% and 1.88%
    respectively. Had the former manager not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1992, 1989 and 1988 would have been 1.72%, 1.59% and 1.63%, respectively.

2 Effective May 1, 1993, Davis Selected Advisers, L.P. became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

*   Annualized

                           SELECTED DAILY GOVERNMENT

                           SIX MONTHS
                              ENDED
                            JUNE 30,                 YEAR ENDED DECEMBER 31,
                              1997          -----------------------------------------
                           (UNAUDITED)        1996       1995       1994     1993(2)
                           -----------      --------   --------   --------   --------

Net Asset Value,
  Beginning of Period....  $ 1.000          $  1.000   $  1.000   $  1.000   $  1.000
                           -----------      --------   --------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment
    Income...............     .023              .046       .051       .034       .023
LESS DISTRIBUTIONS
  Dividends (from net
    investment income)...    (.023)            (.046)     (.051)     (.034)     (.023)
                           -----------      --------   --------   --------   --------
  Net Asset Value, End of
    Period...............  $ 1.000          $  1.000   $  1.000   $  1.000   $  1.000
                           -----------      --------   --------   --------   --------
                           -----------      --------   --------   --------   --------
TOTAL RETURN.............    2.35%             4.70%      5.23%      3.51%      2.34%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (000
    omitted).............  $116,250         $112,674   $184,603   $121,886   $  8,732
  Ratio of Expenses to
    Average Net Assets...     .75%*             .75%       .75%(1)     .75%(1)     .75%(1)
  Ratio of Net Income to
    Average Net Assets...    4.69%*            4.62%      5.13%      3.44%      2.31%

                                                                             MAY 9,
                                                                              1988
                                                                           (COMMENCEMENT
                                                                               OF
                                                                           OPERATIONS)
                                                                            THROUGH
                                    YEAR ENDED DECEMBER 31,                 DECEMBER
                          ----------------------------------------------      31,
                             1992       1991         1990         1989        1988
                           --------   ---------    ---------    --------   ----------
Net Asset Value,
  Beginning of Period....  $  1.000   $   1.000    $   1.000    $  1.000   $ 1.000
                           --------   ---------    ---------    --------   ----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment
    Income...............      .030        .054         .074        .083      .051
LESS DISTRIBUTIONS
  Dividends (from net
    investment income)...     (.030)      (.054)       (.074)      (.083)    (.051)
                           --------   ---------    ---------    --------   ----------
  Net Asset Value, End of
    Period...............  $  1.000   $   1.000    $   1.000    $  1.000   $ 1.000
                           --------   ---------    ---------    --------   ----------
                           --------   ---------    ---------    --------   ----------
TOTAL RETURN.............     3.07%       5.51%        7.66%       8.63%     8.17%*
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (000
    omitted).............  $  6,626   $  30,706    $ 174,914    $100,517   $53,173
  Ratio of Expenses to
    Average Net Assets...      .75%(1)      .68%        .63%        .74%      .70%(1)*
  Ratio of Net Income to
    Average Net Assets...     3.02%       5.37%        7.39%       8.28%     7.86%*

----------------------------------

1 Had the Manager not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1995, 1994 and 1993 would have been .78%, 1.07% and 2.29%, respectively. Had the former manager not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1992 would have been 1.23% and for the period May 9, 1988 through December 31, 1988 would have been .78% (annualized).

2 Effective May 1, 1993, Davis Selected Advisers, L.P. became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

*   Annualized

                             INVESTMENT OBJECTIVES

    You probably have a variety of goals you want to reach, and these goals will likely change over time. For that reason we offer a variety of Funds with different objectives. In this way, you can balance your mix of investments within one family of Funds. Of course, no mutual fund offered by us, or by anyone else, can guarantee that its objective will be met or that you will reach all of your goals.

STOCK-ORIENTED FUNDS
  SELECTED AMERICAN--A GROWTH AND INCOME FUND

    Selected American seeks to provide its shareholders with both capital growth and income. It invests primarily in common stocks and other equity securities (including securities convertible into equity securities). The Fund will normally invest at least 65% of its total assets in securities of U.S. companies. The Fund diversifies its holdings among many companies and industries, and although not required to do so, usually emphasizes "blue chip" firms (companies that have market capitalizations of more than $1 billion and long records of earnings growth and dividends). The Fund may also invest in fixed-income securities for income or as a defensive strategy when the Manager believes that existing economic or market conditions dictate such strategies. Increases in interest rates tend to reduce the market value of fixed-income securities and declines in interest rates tend to increase their value.

    The Fund may invest in real estate investment trust ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

    The Fund may invest in high yield, high risk debt securities (including convertible securities) rated BBB or lower by Standard & Poor's Corporation ("S&P") or Baa or lower by Moody's Investor Services ("Moody's") or unrated securities deemed by the Manager to be of an equivalent rating. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and are considered speculative. The Fund does not intend to purchase securities rated BB or Ba or lower if after such purchase more than 30% of the Fund's net assets would be invested in such securities (including downgraded securities). See "Quality Ratings of Bonds" and "High Yield, High Risk Debt Securities." There is no other limitation on the percentage of assets that may be invested in any particular type of security. Since Selected American invests in common stocks and other securities that fluctuate in value, the price of its shares will fluctuate.

SELECTED SPECIAL--A GROWTH FUND

    Selected Special seeks to provide capital growth. The Fund invests in companies which the Sub-Adviser believes have capital growth potential because of factors such as rapid growth of demand within their existing markets, expansion into new markets, new products and opportunities for improving returns on sales and investments.

    The Fund invests primarily in common stocks and other equity securities (including convertible securities). Normally at least 65% of its total assets are invested in equity securities. Investment income is only incidental. The Fund invests primarily in securities of domestic companies. However, the Fund may invest in the securities of foreign companies directly or through registered closed-end investment companies that invest primarily in foreign securities. An investment company invests primarily in foreign securities if normally more than 50% of such company's assets are invested in foreign securities. No such investment in other investment companies may be made if it would cause more than 10% of Selected Special's total assets to be invested in such companies. Such other investment companies usually have their own expenses including management costs or fees and the Fund's Manager earns its regular fee on such assets.

    Generally, the Fund's holdings in equity securities are diversified in a variety of industries and with companies of varying sizes, although the investment emphasis is on companies with small and medium market capitalizations (approximating $1 billion). The Fund may also invest in the same types of high yield, high risk convertible securities as Selected American; however, Selected Special will not invest in securities rated below investment grade if such investment would cause more than 5% of net assets to be so invested. See "High Yield, High Risk Debt Securities."

    The price of the Fund's shares fluctuates because the value of the securities in which the Fund invests also fluctuates. When the Sub-Adviser believes that economic or investment conditions indicate the need for a defensive strategy, the Fund may, to protect the interests of its shareholders, temporarily and without limitation, hold assets other than equity securities, including cash, U.S. Government Securities and other liquid high-grade debt securities.

BOTH STOCK ORIENTED FUNDS

    Both Selected American and Selected Special may invest in foreign securities. Selected American will not make such an investment if it would cause more than 35% of its total assets to be invested in foreign securities. Selected Special does not currently have any investment restriction relative to foreign securities. However, Selected Special's Sub-Adviser intends to limit investments in foreign securities to 25% or less of the Fund's total assets. As of December 31, 1996, neither Fund had investments in foreign securities.

    The Funds will generally invest in securities of foreign companies directly through trades of individual securities on recognized exchanges and developed over-the-counter markets and through American Depository Receipts ("ADRs") covering such securities. In addition, Selected Special may invest in foreign securities indirectly through registered closed-end investment companies primarily investing in foreign securities.

    Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less publicly available information about foreign securities and securities markets, and there may be less governmental regulation and supervision of foreign issuers and securities markets. Foreign securities and markets are also affected by political and economic instabilities in such countries, and may be more volatile and less liquid than domestic securities and markets. The risks of investment may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion, and other relevant economic issues. When there are significant foreign investments, the operating expense ratio of a Fund may be higher than that of investment companies investing exclusively in U.S. securities, since the management, custodial and certain other expenses are expected to be higher.

    For income purposes (which is only incidental with respect to Selected Special) the Funds may lend portfolio securities and may write covered call options on portfolio securities. A Fund will not engage a loan of portfolio securities if more than 10% of its total assets would be subject to such loans. Selected American may not write covered call options if more than 20% of its net assets would be subject to covered call options. Selected Special may not write covered call options if more than 10% of its net assets would be subject to covered call options.

    The Funds may not invest in commodities or futures contracts. Until this restriction is changed by shareholder vote, the Funds will not enter into currency exchange contracts (agreements to buy or sell foreign currency transactions at a future date) or other hedging transactions designed to reduce overall investment risks, including the risks of currency fluctuation with respect to foreign investments. Such techniques depend upon a portfolio manager's ability to predict future foreign currency values, interest rates and other relevant investment measures. The Manager and the Sub-Adviser believe that the use of such techniques, which are not assured to work, involves certain risks and costs. However, the failure to use such hedging procedures may result in greater volatility, particularly with respect to foreign currency fluctuations, than if such procedures were successfully employed. Nevertheless, to the extent that the Funds' foreign investments are globally diversified, fluctuations in one particular currency may be offset by fluctuations in other currencies in which the Funds' investments are denominated.

    Selected American and Selected Special do not usually trade actively for short-term profits. However, when the investment manager believes that it would benefit the Funds, short-term profits may be taken.

SELECTED GOVERNMENT INCOME

    The investment objective of Selected Government Income is to obtain current income consistent with preservation of capital by investing primarily in U.S. Government Securities. A shareholder's investment in the Fund is not insured or guaranteed by the U.S. Government, its agencies or instrumentalities. The net asset value of the Fund will fluctuate. A material factor in such fluctuations is the fact that increases in interest rates tend to reduce the market value of U.S. Government Securities owned by the Fund and declines in interest rates tend to increase their value.

INVESTMENTS

    The Fund invests primarily in U.S. Government Securities, without limitation on their maturities, and repurchase agreements secured by U.S. Government Securities. Under normal market circumstances, at least 65% of the Fund's total assets will be invested in U.S. Government Securities or repurchase agreements related thereto.

    Some U.S. Government Securities are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") Certificates and obligations of the Farmers Home Administration and the Export-Import Bank. Others are supported solely by the credit of the issuing agency or instrumentality with limited rights to borrow from the U.S. Treasury, such as obligations of the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide financial support to such agencies or instrumentalities. The government guarantee of the securities owned by the Fund does not guarantee the yield to the Fund, the market value of the securities owned by the Fund or the net asset value of the Fund's shares.

    The Fund may purchase collateralized mortgage obligations ("CMOs"), including residual interests. A CMO is a debt security issued by a trust, corporation or a U.S. Government instrumentality that is backed ("collateralized") by a portfolio of mortgages, mortgage-backed securities or U.S. Government Securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of securities or mortgages. The Fund may invest only in CMOs issued by FHLMC, FNMA, or GNMA and privately-issued CMOs that are (i) fully collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC and (ii) rated AAA by S&P or Aaa by Moody's or are unrated but in the opinion of the Manager, are of comparable quality. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate scenario. CMOs issued by FHLMC, FNMA and GNMA are considered U.S. Government Securities for purposes of the above described 65% test; privately issued CMOs are not.

    In the case of CMOs, payments of principal and interest on the underlying collateral securities are not passed through directly and equally to all the holders of the collateralized obligations. Collateralized obligations are often issued in two or more classes with varying maturities and stated rates of interest. The payments are directed to different classes of the CMO at unequal rates. This results in varying maturities among the classes. This also may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments (sometimes called "interest only" and "principal only" securities). Such "stripped" CMOs are currently considered by the staff of the Securities and Exchange Commission to constitute illiquid securities and as such are to be included in the calculation of the Fund's 10% limitation on illiquid securities. See "All Funds--Restricted or Illiquid Securities."

    Mortgage prepayments at rates which are more rapid than those rates projected at the time mortgage related U.S. Government Securities are purchased at a premium can be expected to result in a decline in the value of mortgage related securities because prepayments reduce the yield to maturity on such securities. Conversely, the value of mortgage related securities purchased at a discount can be expected to increase under the same circumstances. Prepayments typically increase during periods of rapidly declining interest rates.

    Investment in such securities could also subject the Fund to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or intermediate-term security at the time of purchase into a long term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term.

    Since the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain varying degrees of predictability of maturity as opposed to direct investments in mortgage-backed securities. With respect to the interest only securities and the principal only securities, an investor has the option to select from the pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

    The Fund may invest in FHLMC, FNMA and GNMA certificates, which are mortgage-backed securities representing part ownership in a pool of mortgage loans. These mortgages are assembled by financial institutions and, after being approved by the government agency, are guaranteed by that agency and some are backed by the full faith and credit of the U.S. Government. These certificates are called "pass-through" securities, because both interest and principal payments are passed through to the holder. As with CMOs, the Fund's ability to maintain a portfolio of high-yielding securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgages. These securities may also be subject to maturity extension risk, described above.

INVESTMENT POLICIES

    Selected Government Income is managed with a view to obtaining current income while seeking to preserve capital. Consistent with its investment objective and policies, the Fund may invest in the full range of maturities of U.S. Government Securities. The Manager may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns and market risk. Thus, at various times the average maturity of the portfolio may be relatively short (from one year to five years, for example) and at other times may be relatively long (over 10 years, for example). Fluctuations in portfolio values and therefore fluctuations in the net asset value of the Fund's shares are more likely to be greater when the portfolio average maturity is longer. At times, for defensive purposes, the portfolio may be comprised substantially of securities maturing in one year or less.

    The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or to preserve gains or limit losses due to changing economic conditions. This may cause the Fund to incur a relatively high annual rate of portfolio turnover in some years. However, there are usually no brokerage commissions paid in connection with transactions in U.S. Government Securities.

    The Fund may from time to time make commitments to purchase securities on a "when-issued" or delayed delivery basis; that is, delivery and payment for the securities normally takes place in the future. The Fund will not invest in excess of 50% of its assets, determined at the time of investment, in "when-issued" securities. Sometimes the purchase price of the securities is not fixed until the date such securities are issued. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place. The Fund intends to make commitments to purchase securities with the intention of actually acquiring such securities, but it may sell the securities before the settlement date if it is advisable or necessary as a matter of investment strategy. At the time the Fund first makes a commitment to purchase a security, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Custodian will maintain on a daily basis a separate Fund account consisting of cash, U.S. Government Securities or other high grade debt securities with a value at least equal to the amount of the commitments to purchase "when-issued" securities. When payment is made for "when-issued" securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, sale of the "when-issued" securities themselves (which may have a market value greater or lesser than the Fund's obligation). If the Fund chooses to dispose of the right to acquire a "when-issued" security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

SELECTED DAILY GOVERNMENT--A U.S. GOVERNMENT MONEY MARKET FUND

    Selected Daily Government seeks to provide as high a level of current income as possible from the type of short-term investments (i.e., with maturities of one year or less) in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity. Although there can be no guarantee, Selected Daily Government seeks to maintain a share price of $1.00 per share and has done so since inception.

    Selected Daily Government may invest in U.S. Government Securities and repurchase agreements fully collateralized by such securities. See "Selected Government Income-Investments" for a more detailed description of U.S. Government Securities.

    Selected Daily Government may invest in securities that have interest rates that are adjusted periodically or that float continuously in relation to an index such as the prime rate ("variable or floating rate securities"), and in participation interests of such securities. The value of such securities may change when interest rates change, although the variable or floating rate nature of these securities should reduce the degree of fluctuation in the value of portfolio investments.

    Selected Daily Government limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. See "Determining the Price of Shares--Net Asset Value" for more information. For more information on Selected Daily Government's investments, please see "Investments" and "Investment Restrictions" in the Statement of Additional Information.

ALL FUNDS

    BORROWING. The Funds may borrow money from banks for temporary or emergency purposes in an amount not exceeding 10% of the value of a Fund's total assets, and may pledge an amount not exceeding 15% of total assets to secure such borrowing. No Fund will purchase portfolio securities while any outstanding borrowing exceeds 5% of such Fund's total assets.

    INDUSTRY CONCENTRATION. No Fund will make any investment (other than U.S. Government Securities) which would cause 25% or more of its total assets to be invested in any one industry.

    REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements, but normally do not enter into repurchase agreements maturing in more than seven days, and may make repurchase agreement transactions through a joint account with other funds managed by the Manager. A repurchase agreement involves a sale of securities to the Funds, with the concurrent agreement of the seller (a member bank of the Federal Reserve System, or securities dealer, which the Manager or Sub-Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the collateral during the period while the Funds seek to enforce their rights, possible loss of all or a part of the income during such period and expenses of enforcing their rights.

    RESTRICTED OR ILLIQUID SECURITIES. The Funds may invest in restricted securities, i.e. securities which, if sold, would cause the Funds to be deemed "underwriters" under the Securities Act of 1933 (the "1933 Act") or which are subject to contractual restrictions on resale. No investment will be made in illiquid securities (which may include restricted securities that are illiquid) if such investment would cause more than 15% of the net assets of Selected American or Selected Special or more than 10% of the net assets of Selected Government Income or Selected Daily Government, to be so invested. In the event that market fluctuations cause a Fund to be invested in illiquid securities exceeding 15% of net assets, steps will be taken as soon as practicable to reduce the amount of illiquid securities held by such Fund.

    The restricted securities which the Funds may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Manager or Sub-Adviser will consider whether Rule 144A Securities being purchased or held by a Fund are illiquid and thus subject to that Fund's policies limiting investments in illiquid securities. In making this determination, the Manager or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Manager or Sub-Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, a Fund's holding of illiquid securities will be reviewed to determine what, if any, action is appropriate in light of the policy limiting investments in such securities. There is no limitation on the percentage of a Fund's assets that can be invested in liquid Rule 144A Securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

    PORTFOLIO TRANSACTIONS. Subject to an overall policy to place portfolio transactions as efficiently as possible and at favorable prices, research services and sales of Fund shares may be considered as factors in placing portfolio transactions for a Fund. Usually the portfolio transactions of Selected Government Income and Selected Daily Government are principal transactions without brokerage commissions, although a profit or loss to a dealer may be incurred. In principal transactions the sole consideration in determining the amount paid is efficient execution at a favorable price. Due to differences in the investment objectives of the Funds, portfolio turnover rates may vary. At times it could be high, which, for Selected Special and Selected American, would require the payment of larger amounts in brokerage commissions. Each Fund's portfolio turnover rates are set forth in "Financial Highlights."

    FUNDAMENTAL POLICIES. The investment objectives of the Funds and the restrictions set forth in the Statements of Additional Information, including those set forth in respect to borrowing and diversification as discussed above, are fundamental policies. The policies with respect to permissible investments are fundamental policies of Selected Government Income and Selected Daily Government. All other investment objectives and policies of the Selected Funds are not fundamental and may be changed without shareholder approval.

    Any percentage restrictions set forth in this Prospectus or in the Statements of Additional Information, other than the restriction with respect to illiquid securities, apply as of the time of investment without regard to later increases or decreases in the values of securities or total net assets.

                     MANAGER, SUB-ADVISERS AND DISTRIBUTOR

    Davis Selected Advisers, L.P., whose principal office is at 124 E. Marcy Street, Santa Fe, New Mexico 87501, (the "Manager") serves as the manager for the Selected Funds. The sole general partner of the Manager is Venture Advisers, Inc. (the "General Partner"). Shelby M.C. Davis is the controlling shareholder of the General Partner. Subject to the direction and supervision of the Board of Directors/Trustees, the Manager is responsible for investment management and administration activities for the Selected Funds. Davis Distributors, LLC (the "Distributor") a subsidiary of the Manager serves as the distributor or principal underwriter of the Funds' shares. As discussed below, the Manager has hired Bramwell Capital Management, Inc. as the Sub-Adviser for Selected Special. Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Manager, performs research and other services for the Funds on behalf of the Manager under a sub-Advisory Agreement with the Manager. This Agreement does not affect the services provided by Bramwell Capital Management. The Manager also acts as investment adviser and distributor of Davis New York Venture Fund, Inc., Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc.

    The Manager receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates: Selected American--0.65% on the first $500 million, 0.60% on the next $500 million, and 0.5% on amounts over $1 billion; Selected Special--0.70% on the first $50 million, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% on amounts over $250 million; Selected Government Income--0.50% on all amounts; Selected Daily Government--0.30% on all amounts. Under the Sub-Advisory Agreement with DSA-NY, the Manager pays all of DSA-NY's direct and indirect costs of operations. All the fees paid to DSA-NY are paid by the Manager and not the Funds.

    The Manager has agreed to absorb Fund operating expenses during 1997 to the extent that the ratio of expenses to average net assets exceeds 1.50% for Selected Government Income.

    Bramwell Capital Management, Inc. (the "Sub-Adviser"), is the Sub-Adviser for Selected Special. The Sub-Adviser is employed by the Manager to manage the day to day investment operations for Selected Special subject to the Manager's responsibility to monitor the performance and effectiveness of the Sub-Adviser. Selected Special pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Manager a fee in an amount equal to 50% of the advisory fees received by the Manager from Selected Special less 50% of any trail commissions paid to dealers by the Manager in excess of 0.25% of the Fund's net assets per annum, with a minimum annual fee of $150,000. The Sub-Adviser also provides investment advisory services to individuals and institutional investors as well as the Bramwell Funds, Inc. The Sub-Adviser's offices are located at 745 Fifth Avenue, New York, New York 10151. Elizabeth R. Bramwell is the controlling shareholder of the Sub-Adviser.

    The shares of the Selected Funds are distributed by the Distributor. The Distributor is paid a fee provided by Distribution Plans adopted and approved by the Funds' Boards and shareholders in accordance with Rule 12b-1 under the Investment Company Act of 1940. This Rule regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. The Distributor provides office space and equipment, personnel, literature distribution and advertising to promote the sale of the Funds' shares. Each Fund pays a monthly distribution fee at the annual rate of 0.25% of average daily net assets. In addition, the Plans provide that the Distributor, in its sole discretion, may utilize its own resources for distributing and promoting sales of Fund shares, including any profits from its management fees.

    The Distributor has agreements with securities dealers for distributing shares of the Funds and providing services to shareholders. The Distributor may pay such firms service fees of up to 0.55% of the average net asset value of the shares of Selected American and Selected Special and up to 0.25% of the average net asset value of the shares of Selected Government Income and Selected Daily Government in accounts for which representatives of the dealers are responsible and provide services.

    Shares of the Selected Funds may be sold through banks or bank-affiliated dealers. If it is determined that the Glass-Steagall Act (which limits the ability of a bank to be an underwriter of securities) prohibits banks or bank affiliates from selling shares of the Funds, there would be no material adverse effects on the Funds. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Selected Funds.

                               PORTFOLIO MANAGERS

    Christopher C. Davis is the portfolio manager for Selected American. He was co-portfolio manager of Selected American, with Shelby M.C. Davis, from December, 1994 until February 19, 1997. Prior to his responsibilities as co-portfolio manager, Christopher C. Davis worked closely with Shelby M.C. Davis as an assistant portfolio manager and research analyst beginning in September, 1989.

    Shelby M.C. Davis is Chief Investment Officer of the Manager. As Chief Investment Officer, he is active in providing investment themes, strategies and individual stock selection to Selected American. He was the primary portfolio manager for Selected American from May 1, 1993 until February 19, 1997. He is an officer of all investment companies managed by the Manager and was the portfolio manager of a growth fund from its inception in 1969 until February 19, 1997. He has been a director of the Manager's general partner since 1969.

    Elizabeth R. Bramwell is the primary portfolio manager of Selected Special. Since February, 1994, Ms. Bramwell has been the Chief Executive Officer and sole director of the Sub-Adviser. Prior to February, 1994, Ms. Bramwell was President, Chief Investment Officer, Portfolio Manager and a Trustee of The Gabelli Growth Fund from its inception, April 10, 1987.

    Carolyn H. Spolidoro is the primary portfolio manager of Selected Government Income and Selected Daily Government. She has been employed by the Adviser since August, 1985. She is a Vice President of the Manager's General Partner and Vice President of all of the investment companies managed by the Manager, except the Selected Funds. She is also portfolio manager of the Davis Series, Inc., Davis Government Bond Fund and Davis Government Money Market Fund.

                                 BUYING SHARES

    Shares of the Funds may be purchased through a securities dealer having a sales agreement with the Manager (a "Qualified Dealer") or directly from the Funds. No matter how you purchase your shares, you pay no sales load. You buy shares at the net asset value computed after receipt of your investment in proper form. This procedure is described below. Shares purchased through a Qualified Dealer may be subject to administrative charges or transaction fees imposed by the Dealer.

INITIAL INVESTMENT ($1,000 MINIMUM)

    You may make an initial investment in any of the Selected Funds for $1,000 or more.

    DIRECTLY BY WIRE. Opening an account directly by wire means that your money is invested earlier than if you mail a check and will go to work for you sooner.

    Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-243-1575 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed

Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                         State Street Bank & Trust Co.
                                Boston, MA 02210
                           Attn: Mutual Fund Services
                                   Fund Name
                                Shareholder Name
                      Shareholder Selected Account Number
                        Federal Routing Number 011000028
                                 DDA 9905-325-8

    We accept wires at no charge. However, your bank may charge you for this service.

    DIRECTLY BY MAIL. All it takes to open an account is a check and the enclosed application. Once you've completed the application, mail it along with your check to:

                         State Street Bank & Trust Co.
                               c/o Selected Funds
                                 P.O. Box 8243
                             Boston, MA 02266-8243

                            For overnight delivery:

                         State Street Bank & Trust Co.
                               c/o Selected Funds
                           2 Heritage Drive 5th Floor
                             North Quincy, MA 02171

    Please make your check payable to the Selected Funds, and do not forget to indicate on the application the Fund(s) and amount(s) you are investing. An investment in Selected American, Selected Special or Selected Government Income will be effected at the next net asset value computed after your order is received in good form. Your investment in Selected Daily Government will be effected when your check is converted to federal funds (money credited to a financial institution's account at a Federal Reserve Bank), which usually takes at least two business days.

SUBSEQUENT INVESTMENTS ($25 MINIMUM)

    DIRECTLY BY WIRE. Follow the instructions above for initial investments directly by wire. There is no need to call us first. Just contact your financial institution.

    DIRECTLY BY MAIL. To add to your account by mail, please send your check or money order with the detachable stub which you'll find at the bottom of your most recent account statement, or you may drop us a note that includes the registered account name, name of the Fund, account number, and amount you wish to invest. Please remember that purchases should be sent to:

                         State Street Bank & Trust Co.
                               c/o Selected Funds
                                 P.O. Box 8243
                             Boston, MA 02266-8243

                            For overnight delivery:

                         State Street Bank & Trust Co.
                               c/o Selected Funds
                           2 Heritage Drive 5th Floor
                             North Quincy, MA 02171

AUTOMATIC INVESTING THROUGH YOUR BANK

    Whether you purchase through a Qualified Dealer or directly, you may arrange for automatic monthly investing by authorizing State Street Bank & Trust Co. to initiate a debit to your bank account of a specific amount (minimum $25) each month to be used to purchase Fund shares. After each automatic investment, you will receive a transaction confirmation and the debit should be reflected on your next bank statement. You may terminate the plan at any time, and we may modify or terminate the plan at any time. If you desire to utilize this investment option, complete the Automatic Investment Plan portion of the Application form enclosed with this Prospectus.

PROTOTYPE RETIREMENT PLANS

    The Manager has available various types of prototype retirement plans, including Individual Retirement Accounts ("IRAs"). See "Retirement Plans" for more information.

GENERAL

    Selected American, Selected Special and Selected Government Income do not issue share certificates unless you specifically request one each time you make a purchase. We don't issue certificates for Selected Daily Government shares, for fractional shares, or to shareholders who have elected the Automatic Withdrawals plan. Also, shares represented by certificates may not be redeemed by wire or by telephone. See "Selling Shares" for information on how to sell shares.

    Because clearance of foreign checks generally takes longer than checks drawn on domestic banks, shares will not be purchased until the Funds have collected funds from checks drawn on foreign banks. Therefore, all purchases made by check should preferably be in U.S. dollars and made payable to the Selected Funds. Any fees involved in collecting on foreign checks will be charged to the shareholder. Third party checks will not be accepted. When purchases are made by check or periodic automatic investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 business days.

                                 SELLING SHARES

    With any of our Funds, you can access all or part of your account by selling (redeeming) your shares through your securities dealer (who may charge you a fee for this service) or directly by using one of the methods described below. You can sell shares at the net asset value computed after receipt of your redemption request in proper form. Please refer to "Dividends" and "Determining the Price of Shares-- Net Asset Value" for information on dividends and redemptions and the price you will receive for your shares upon redemption.

    To keep expenses low, we reserve the right to redeem any single Fund account that falls below $750. Because we value you as a shareholder, before your account is redeemed, you will be notified in writing and we will allow you 30 days to make additional share purchases to bring your account value up to the minimum level.

    You may not sell shares by wire or through the Automatic Withdrawals plan or write checks against a Selected Daily Government account until the shares have been on the Fund's books for at least 15 days, although there is no delay for selling shares which have been purchased by wire.

BY WIRE OR ELECTRONIC FUNDS TRANSFER

    You can sell shares by wire or electronically through the Automated Clearing House system (ACH), if you have selected this option in your application, have named a commercial bank or savings institution and have attached a voided check or encoded deposit slip to which we can send your money. You will be charged a service fee of $5 for each wire redemption. There is a $25,000 maximum for all the Funds if you utilize ACH.

    Once you elect this redemption privilege, you or any other person can make a request to use this privilege by calling 1-800-243-1575. You may also use your privilege by mailing to the Funds a signed request that includes the Fund name, account number and amount you wish to have wired. The proceeds will be sent only to the financial institution you have designated on your application. You may terminate this redemption privilege by notifying us in writing. See "Please Note" following "By Telephone," as the conditions set forth in the note also apply to wire and ACH redemptions.

    Changes in your bank account ownership or bank account number (including the name of the financial institution) may be made by written notice to us with your signature and those of the new owner(s) signature guaranteed. See "By Mail" for signature guarantee instructions. Additional documents may be required when shares are held by a corporation, partnership, executor, administrator, trustee or guardian.

    Requests for wire redemptions are normally paid by the next business day. However, in the event that the Manager determines that such redemptions would adversely affect the Funds by requiring untimely disposition of portfolio securities, such payment may be delayed for up to seven calendar days.

AUTOMATIC WITHDRAWALS PLAN

    This Plan may be appropriate if you have special income needs or recurring major expenses and your account balance is $10,000 or more. Under the Automatic Withdrawals Plan, you may choose to have your shares redeemed from your account monthly, quarterly or semi-annually and a check will be sent to you or to anyone you choose. Just let us know what the amount of the check should be, although there is a $25 minimum for the Plan. Withdrawals can also be processed electronically as described in the preceding section. Any income and capital gains dividends will be automatically reinvested in your account on the dividend reinvestment date. Shares are redeemed and checks are issued at the end of the month of the time period selected. Therefore, you should receive your check during the first week of the next month.

    As these withdrawals involve redemption of shares, they may result in a gain or loss for income tax purposes (although generally no gain or loss results from redemption of shares of Selected Daily Government). Purchases of Selected American, Selected Special or Selected Government Income shares at the same time you are selling shares may not be advantageous because of tax consequences. In addition, depending upon the size of the requested payment and fluctuations in the share price, you may exhaust your account.

BY TELEPHONE

    You can sell shares by calling 1-800-243-1575 (see "How to Reach Us") and receive a check by mail, but please keep in mind:

       The check can be issued only in amounts up to a maximum $25,000;
       The check can be issued only to the registered owner (who must be an individual);
       The check can be sent only to the address of record; and Your current address of record must have been on file for 30 days.

PLEASE NOTE:

    UNLESS YOU HAVE PROVIDED IN YOUR APPLICATION THAT THE TELEPHONE PRIVILEGE IS NOT TO BE AVAILABLE, THE TELEPHONE PRIVILEGE IS AUTOMATICALLY AVAILABLE FOR SELLING OR EXCHANGING SHARES. By exercising the telephone privilege to sell or exchange shares, you agree that the Fund will not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we may experience difficulty accepting telephone requests, in which case you should mail your redemption request. See "By Mail" below.

BY MAIL

    Simply send your written request to redeem your shares as follows:

                         State Street Bank & Trust Co.
                               c/o Selected Funds
                                 P.O. Box 8243
                             Boston, MA 02266-8243

                            For overnight delivery:

                         State Street Bank & Trust Co.
                               c/o Selected Funds
                           2 Heritage Drive 5th Floor
                             North Quincy, MA 02171

    This written request must: (1) be signed by all account owners exactly as the account is registered (both parties must sign in the case of joint accounts); (2) state the dollar amount or number of shares to be redeemed; and
(3) specify the Fund and account number from which shares are to be redeemed. Please remember that you cannot place any conditions on your request. If any share certificates were issued, they must also be returned duly endorsed or accompanied by a separate stock assignment. For your protection, you should send your share certificates by registered mail.

    If the redemption proceeds are $50,000 or less and are to be paid to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 30 days). All other redemption requests must have signatures guaranteed. Signatures may be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, a member firm of a national stock exchange, credit union or other eligible financial institution. An acknowledgment by a notary public is not acceptable. Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

    Normally, payment by check is made within seven days after the redemption request is received with all required documents in proper form. However, if you bought your shares by check, a Fund will delay sending redemption proceeds until it has determined that your check has cleared, which is generally within 15 days.

BY CHECK--SELECTED DAILY GOVERNMENT ONLY

    If you are a shareholder in Selected Daily Government, you can also redeem shares by check. If you choose this free check writing privilege in your account application (or request it later), you will be provided with a supply of checks. These checks will be imprinted with your name, the Fund name and your account number, and can be made payable to any person with a $100 minimum. You may not sell shares by writing checks against your Selected Daily Government account until the shares have been on the Fund's books for at least 15 days.

    When a check is presented for payment, a sufficient number of shares in your account will be redeemed to cover the amount of the redemption check. You will continue to earn dividends on these shares until the check clears. All checks must be signed exactly as the account is registered so that, unless only one signer is authorized on the account application, these redemption checks must be signed by all account owners. You should not write a check to close your account because the amount in your account varies daily (due to the daily declaration of dividends). If you wish to close your account, you should do so by the other redemption procedures described above.

    IRA or other retirement plan accounts and certain accounts established through brokers may not use the check redemption feature.

    The Fund will not honor checks when the right to redeem shares has been suspended or postponed, or whenever the account has been otherwise restricted.

PLEASE NOTE:

    The Funds reserve the right to terminate, suspend or modify the Automatic Withdrawals plan, check-writing privilege or telephone redemption privilege. A Fund may suspend the right of redemption or delay payment (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) when trading in the markets that a Fund normally utilizes is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that the disposal of any of a Fund's investments or the determination of its net asset value is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission by order may permit for protection of a Fund's shareholders. In case of suspension of the right of redemption, you may either withdraw your request for redemption or, if your request is not withdrawn, receive payment based on the next net asset value computed after termination of the suspension.

                               EXCHANGING SHARES

    You may exchange your shares in one Selected Fund for shares of another Selected Fund. Please remember that you cannot place any conditions on your request. Simply send us a written request that includes:

       Your name;
       Your account number;
       The name of the Fund you currently own;
       The name of the Fund you wish to exchange into; and The dollar amount or number of shares you wish to exchange.

    If you have any share certificates, you must include them with your request. A signature guarantee is not required except in cases where shares are also redeemed for cash at the same time. For certificate delivery and signature guarantee instructions, please see "Selling Shares--By Mail."

    You may also make exchanges by calling 1-800-243-1575 (see "How to Reach Us"). Please remember that during unusual market conditions, we may experience difficulty accepting telephone requests, in which case you should mail your request. In addition, exchanges may also be made through securities dealers who may charge you a fee for effecting an exchange. See "Please Note" following "Selling Shares--By Telephone," as the conditions set forth in the note also apply to exchanges.

    An exchange of shares is considered a sale for federal income tax purposes. A shareholder may realize a gain or loss depending upon whether the value of the shares being exchanged is more or less than the adjusted cost basis. This is usually the case except when exchanging shares of Selected Daily Government for shares of another Selected Fund.

    Since excessive trading may hurt Fund performance, disrupt portfolio management and increase transaction costs, the Funds have decided to limit excessive exchange activity. EXCHANGES OUT OF A FUND ARE LIMITED TO FOUR PER CALENDAR YEAR. This exchange limitation may be terminated or amended at any time upon such notice as is required by applicable regulatory authorities.

    Exchanges are available only in states where shares of a particular Fund being acquired may legally be sold. The Funds reserve the right to suspend, terminate or modify the exchange privilege at any time, but will normally give you advance notice.

                                FUND PERFORMANCE

    The Funds may quote information from publications including, but not limited to, THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, NEWSWEEK, CHICAGO TRIBUNE, THE NEW YORK TIMES, U.S. NEWS AND WORLD REPORT, USA TODAY, FORTUNE, INVESTORS BUSINESS DAILY, FINANCIAL WORLD, SMART MONEY, NO-LOAD FUND INVESTOR and KIPLINGER'S and may cite information from MORNINGSTAR, VALUE LINE or the Investment Company Institute. Selected American, Selected Special and Selected Government Income may compare their performance to the Consumer Price Index, Dow Jones Industrial Average, Standard & Poor's 500 Stock Index, the Russell 2,000 Index or Wilshire 5,000 and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc. or CDA Investment Technologies, Inc., two widely recognized independent mutual fund reporting services. We invite you to compare the performance of the Selected Funds to the historical returns of various investments, performance indexes or economic indicators such as stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Some of these investments may offer fixed rates of return and guaranteed principal and may be insured. For more information on the Funds' performance, and performance advertising see "Performance Data" in the Statements of Additional Information. Please remember that performance information is based upon historical results and is not necessarily indicative of future performance.

    The Funds' Annual Report contains additional performance information. Such Annual Report will be made available upon request and without charge.

STOCK-ORIENTED FUNDS

    We may advertise the performance of Selected American or Selected Special expressed in terms of "total return" or "average annual total return." Average annual total return (which is standardized in accordance with Securities and Exchange Commission regulations) and total return reflect the change in the value of an investment in a Fund over a stated period. Total return and average annual total return measure both the net investment income from, and any realized or unrealized appreciation of, a Fund's holdings for a stated time period and assume that all dividends were reinvested. The average annual total return calculation is annualized and is shown as a percentage change over the time period. Total return represents the aggregate percentage or dollar value change over the stated period. Performance data will generally be stated for one, five and ten year periods, but may also be quoted for other longer or shorter periods.

SELECTED GOVERNMENT INCOME

    In addition to advertising "total return" or "average annual total return" (see discussion under "Fund Performance--Stock-Oriented Funds"), we may also advertise Selected Government Income's "yield." "Yield" with respect to Selected Government Income refers to the net investment income generated by a hypothetical investment in the Fund during a thirty day or one month period. The income is then annualized by assuming the same income was generated each month for a twelve month period, and is shown as a percentage of the investment.

SELECTED DAILY GOVERNMENT

    We may, from time to time, advertise Selected Daily Government's "yield," and "compounded yield."

    "Yield" with respect to Selected Daily Government refers to the net investment income generated by a hypothetical investment in the Fund during a seven-day period. The income is then annualized by assuming the same income was generated each week during a 52-week period, and is shown as a percentage of the investment. "Compounded yield" is determined similarly but, when annualized, the income earned by an investment is assumed to be compounded weekly. Compounded yield will be slightly higher than the yield because of the effects of compounding.

    The performance of Selected Daily Government may be compared to that of other money market mutual funds tracked by Lipper or rated by Donaghue's Money Fund Report, a money market fund reporting service. Investors may want to compare the Fund's performance to that of various bank products as reported by BANK RATE MONITOR-Registered Trademark-, a financial reporting service that publishes each week average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit.

                DETERMINING THE PRICE OF SHARES--NET ASSET VALUE

    The price you pay when you buy shares in a Fund and the price you receive if you redeem is the next net asset value computed after we receive your order to buy or redeem in proper form. The net asset value per share of a Fund is computed by dividing the total value of the assets of a Fund, minus its liabilities, by the total number of its shares outstanding.

    The net asset value per share is determined on each day the New York Stock Exchange is open, at the earlier of the close of the Exchange or 4:00 p.m. New York time. The price per share for purchases or redemptions made directly through State Street Bank & Trust Co. is the net asset value next computed after State Street Bank & Trust Co. receives the purchase order or redemption request. If the purchase order or redemption request is placed with a Qualified Dealer, then the applicable price is computed as of 4:00 p.m. New York time, provided that the Qualified Dealer receives the order before 4:00 p.m. New York time and the Distributor receives the order before 5:30 p.m. New York time. Otherwise the applicable price is the next determined net asset value. It is the responsibility of Qualified Dealers to promptly forward purchase and redemption orders to the Distributor. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to effect the redemption and the applicable price will be that next determined following the receipt of the required documentation.

METHOD OF VALUATION

    Selected American, Selected Special and Selected Government Income each value their security holdings on the basis of market value which, with respect to fixed-income securities, may be based on prices provided by a pricing service. If no market value is readily available, such securities will be valued at a fair value determined by the Boards of Directors/Trustees.

    Selected Daily Government investments are normally valued at amortized cost, which means that they are valued at acquisition cost (and adjusted for amortization of premium or discount) rather than current market value. This enables Selected Daily Government to maintain a stable net asset value or share price of $1.00, although there can be no assurance that a stable price of $1.00 will always be maintained.

    If a deviation of 1/2 of 1% or more were to occur between Selected Daily Government's net asset value per share calculated at current market values and amortized cost, or if there were any other deviations that the Board of Trustees believed would result in a material dilution to shareholders, the Board of Trustees would promptly consider what action, if any, should be taken. Please see "Net Asset Value" in the Statement of Additional Information for further discussion.

                                   DIVIDENDS

    To help keep your account growing, income and capital gains dividends from any Fund are automatically reinvested on the payment date for you as additional shares of that Fund, unless you request that dividends be paid by check. You may make such an election on your account application or make such a request later. You can make such a request by writing to the Funds. Your request will be effective for the current dividend or distribution if it is received before the record date. Requests received after that time will be effective beginning with the next dividend or distribution.

    If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

STOCK-ORIENTED FUNDS

    Selected American pays any income dividends quarterly and any capital gains dividends at least annually. Selected Special pays any income and capital gains dividends at least annually.

SELECTED GOVERNMENT INCOME

    Net income dividends are accrued daily and paid monthly. Shares earn dividends as of the day after the effective purchase date up to, but not including, the date of redemption. Capital gains dividends, if any, are paid at least annually.

SELECTED DAILY GOVERNMENT

    Dividends from the net income of Selected Daily Government are accrued daily and paid monthly. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

ALL FUNDS

    As a protection, if two of your dividend checks are returned as undeliverable, those undelivered dividends will be invested in additional shares at the then current net asset value, and the account will be redesignated as a dividend reinvestment account.

                                     TAXES

    The Funds intend to continue qualifying as "regulated investment companies" under the Internal Revenue Code (the "Code"). The Funds distribute all of their taxable net income and net realized capital gains to shareholders so that the Funds themselves do not pay any income taxes. You should consult your tax adviser about the effects of federal, state and local tax laws on investments in the Funds.

    Distributions of net investment income from a Fund are taxable to shareholders as ordinary income. A portion of the income dividends received by the Funds from U.S. corporations may qualify for the "dividends received" deduction available to corporate shareholders. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of how long Fund shares are owned. Distributions from net short-term capital gains are taxable as ordinary income. Shareholders are informed annually of the amount and nature of any income or gain. Distributions are taxable whether received in cash or reinvested in additional shares.

    If for any reason you do not provide us with your correct Social Security or Tax I.D. number (or certify that you are not subject to backup withholding), we are required by the Code to withhold 31% of taxable dividends and proceeds of certain exchanges and redemptions.

    If a Fund distributes less than the amount it is required to distribute during any year, a 4% excise tax will be imposed on the undistributed amount. The Funds intend to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.

                                RETIREMENT PLANS

    The Selected Funds offer prototype retirement plans (e.g. 401(k), profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) for corporations and self-employed individuals and prototype Individual Retirement Account ("IRA") plans and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Selected Funds as their investment vehicle. State Street acts as custodian or trustee for the plans and charges the participant $10 to establish each account and an annual maintenance fee of $10 per Social Security number. Such fees will be redeemed automatically at year end from your account, unless you elect to pay the fee directly.

    The Funds' custodian, State Street Bank and Trust Co., acts as the trustee or custodian under the IRA, SEP and 403(b) plans and may act as trustee or custodian under the other plans. For information, please call 1-800-243-1575, or write us at Selected Funds, P.O. Box 8243, Boston, MA 02266-8243.

    Please do not use the application included with this prospectus to open your retirement plan account. Instead, call 1-800-243-1575 for a retirement plan account application. Please consult your tax adviser to determine the effect of any of the plans on your financial picture.

                           ORGANIZATION OF THE FUNDS

STOCK-ORIENTED FUNDS

    Selected American, organized in 1933, and Selected Special, organized in 1939, are Maryland corporations and are both diversified, open-end management investment companies. Selected American and Selected Special each issue one series of common stock. Shares when issued are fully paid, non-assessable, and freely transferable. Shares of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation.

SELECTED GOVERNMENT INCOME AND SELECTED DAILY GOVERNMENT

    Selected Government Income and Selected Daily Government are each separate series of Selected Capital Preservation Trust. The Trust is a diversified open-end management investment company organized as a business trust under the laws of Ohio in 1987. Shares of the Trust when issued are fully paid, non-assessable and freely transferable.

    Shares of each series have equal voting rights with other shares of that series and each share is entitled to one vote at a shareholder meeting. On certain matters, such as election of the Board of Trustees and ratification of the selection of independent auditors, all series vote together. However, on certain matters affecting a particular series, such as changes in investment restrictions, the shares of that series vote separately.

ALL FUNDS

    The Funds do not have annual shareholder meetings but do have special shareholder meetings when the Boards believe it is necessary or when required by law. A Fund will have a special meeting when requested in writing by the holders of at least 10% of the shares entitled to vote at a meeting.

    In the opinion of the staff of the Securities and Exchange Commission, the use of this combined Prospectus may make each Fund liable for any misstatement or omission in this Prospectus regardless of the particular Fund to which it pertains.

                             DIRECTORS AND TRUSTEES

    The management and affairs of the Funds are under the direction and supervision of the Boards of Directors and Trustees.

    The following persons serve as Directors and Trustees of the Selected Funds:

William P. Barr                    Katherine L. MacWilliams
Floyd A. Brown                     James J. McMonagle
William G. Cole                    Richard C. O'Brien
Shelby M.C. Davis                  Larry Robinson
Robert J. Greenebaum               Marsha Williams
Jerome E. Hass

    More information concerning the Directors and Trustees is contained in the Statements of Additional Information.

                                HOW TO REACH US

You can have your questions answered about any of the Selected Funds or the status of your account simply by calling 1-800-243-1575 Monday through Friday from 7:00 a.m. to 4:00 p.m. Mountain time. The Funds are closed on days on which the New York Stock Exchange is closed. Whenever you want to contact us by mail, please write to us at:

                         State Street Bank & Trust Co.
                               c/o Selected Funds
                                 P.O. Box 8243
                             Boston, MA 02266-8243

                            For overnight delivery:

                         State Street Bank & Trust Co.
                               c/o Selected Funds
                           2 Heritage Drive 5th Floor
                             North Quincy, MA 02171

          PORTFOLIO COMPOSITION OF SELECTED AMERICAN BY QUALITY RATING
              AS A PERCENTAGE OF TOTAL ASSETS AT DECEMBER 31, 1996

                                                        FUND'S ASSESSMENT OF
MOODY'S/S&P RATING CATEGORY               PERCENTAGE     UNRATED SECURITIES       GENERAL DEFINITION OF BOND QUALITY
---------------------------------------  ------------  -----------------------  ---------------------------------------
Aaa/AAA................................       --                 --             Highest quality
Aa/AA..................................       --                 --             High quality
A/A....................................        0.24              --             Upper medium grade
Baa/BBB................................        0.44              --             Medium grade
Ba/BB..................................       --                 --             Some speculative elements
B/B....................................       --                 --             Speculative
Caa/CCC................................       --                 --             More speculative
Ca, C/CC, C, D.........................       --                 --             Very speculative, may be in default
Not Rated..............................       --                 --             Not rated by Moody's or S&P
Common and Preferred Stock.............        98.4              --
Short-term Investments.................        0.92              --
                                             ------                ---
                                             100.00%              0.00%

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat greater than Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics, as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS

    AAA--Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

    B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB&rating.

    CCC--CC--C--is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. C indicates the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major exposures to adverse conditions.

    D--This rating indicates that the issue is either in default as to payment of interest and/or repayment of principal or is expected to be in default upon maturity.

                     HIGH YIELD, HIGH RISK DEBT SECURITIES

    Selected American and Selected Special may invest in debt securities, including securities convertible into common stocks. Investments may be made in convertible securities to provide an opportunity for appreciation as the value of the common stock appreciates. However, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations.

    The debt securities (including convertible securities) in which the Funds may invest include securities rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, deemed by management to be comparable to such ratings. Securities rated BB or Ba or lower are referred to in the financial community as "junk bonds." While likely to have some quality and protective characteristics, such securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Such securities are subject to greater price volatility than higher rated securities, tend to decline in price more steeply than higher rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Funds to dispose of particular issues and may cause the Funds to incur special securities registration responsibilities, liabilities and costs and liquidity and valuation difficulties. Unexpected net redemptions may force the Funds to sell high yield, high risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions which, if exercised when investment rates are declining, could result in the replacement of such securities with lower yielding securities, resulting in a decreased return. To the extent that the Funds invest in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Funds may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation to the Funds, the Funds may have to sell portfolio securities to meet taxable distribution requirements.

    See the Statements of Additional Information for more detailed information on high yield, high risk debt securities.

            INFORMATION CONCERNING THE DRAFTS USED FOR THE SELECTED
                 DAILY GOVERNMENT FUND CHECK WRITING PRIVILEGE:

    1. Your Selected Daily Government Fund drafts are paid from an account at State Street Bank & Trust Company ("State Street").

    2. I connection with this account, you will have the same rights and duties with respect to stop payment orders, "stale" drafts, unauthorized signatures, alterations, and unauthorized endorsements as bank checking account customers do under the Massachusetts Uniform Commercial Code. All notices with regard to those rights and duties must be given to State Street.

    3. Stop payment instructions must be given to State Street by calling their service telephone number for the Selected Funds, (800) 243-1575, or by writing to State Street Bank & Trust Company, c/o The Selected Funds.

    4.  These rules may be amended from time to time.

               SELECTED DAILY GOVERNMENT CHECK WRITING PRIVILEGE:

[ ] If you wish to use this privilege please check the box to the left and complete the signature card below.

       THE SELECTED DAILY GOVERNMENT FUND SIGNATURE CARD (TYPE OR PRINT)

Account number _________________________________________________________________
Shareholder Name _______________________________________________________________
Co-Shareholder Name ____________________________________________________________

BY SIGNING THIS SIGNATURE CARD THE UNDERSIGNED AGREE(S) TO BE SUBJECT TO THE INSTRUCTIONS AND RULES, AS NOW IN EFFECT AND AS AMENDED FROM TIME TO TIME, OF THE SELECTED DAILY GOVERNMENT FUND, THAT PERTAIN TO THE USE OF REDEMPTION CHECKS. (SOME OF THE CURRENT RULES APPEAR ABOVE.) EACH SIGNATORY GUARANTEES THE OTHER'S SIGNATURE.

(Signature) ____________________________________________________________________
(Signature of Co-Shareholder) __________________________________________________
[  ]  Check here if both signatures are required on checks.

[  ]  Check here if only one signature is required on checks.

If neither box is checked, all checks will require both signatures.

DAVIS SELECTED ADVISERS, L.P.
GROUP OF FUNDS

Selected American Shares
Selected Special Shares
Selected U.S. Government Income Fund
Selected Daily Government Fund

INVESTMENT ADVISER

Davis Selected Advisers, L.P.
124 E. Marcy Street
Santa Fe, NM 87501

DISTRIBUTOR

Davis Distributors, LLC
124 E. Marcy Street
Santa Fe, NM 87501

TRANSFER AGENT AND CUSTODIAN

State Street Bank & Trust Co.
c/o Selected Funds
P.O. Box 8243
Boston, MA 02266-8243

LEGAL COUNSEL

D'Ancona & Pflaum
30 North LaSalle Street
Chicago, IL 60602-2502

AUDITORS

Tait, Weller and Baker
Two Penn Center, Suite 700
Philadelphia, PA 19102-1707



THE

SELECTED FUNDS

PROSPECTUS


MAY 1, 1997
AS REVISED OCTOBER 17, 1997


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               SELECTED
                  FUNDS
DAVIS DISTRIBUTORS, LLC